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                                                                   Exhibit 10.12

                          ASSIGNMENT AND ASSUMPTION OF
                             LOT PURCHASE AGREEMENT
                                (EXECUTIVE LOTS)

     THIS ASSIGNMENT AND ASSUMPTION OF LOT PURCHASE AGREEMENT (Executive Lots) (this "Assignment") is made and entered into this ___ day of January, 2004, by and between (i) NEIGHBORHOODS I, LLC ("Assignor") and (ii) WOODLANDS NEIGHBORHOODS, LLC ("Assignee").

                                    RECITALS

     A. Assignor, as Purchaser, and Renaissance at Woodlands, LLC, as Seller, heretofore entered into a certain Lot Purchase Agreement (Executive Lots), dated January 10, 2002, pursuant to which Assignor agreed to purchase certain real property located in Loudoun County, Virginia and identified more fully therein (the "Agreement").

     B. Assignor has agreed to assign, transfer, convey and deliver to Assignee, and Assignee has agreed to accept and take from Assignor, all of Assignor's right, title and interest in, to and under the Agreement.

     C. The parties hereto desire to set forth herein their understandings and agreements with respect to such assignment and acceptance.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. Recitals, Defined Terms. The foregoing Recitals are hereby incorporated by reference herein and made a substantive part hereof. Any capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

     2. Assignment and Acceptance. Assignor hereby assigns, transfers, conveys and delivers to Assignee, its successors and assigns, all of Assignor's right, title and interest in, to and under the Agreement. Assignee hereby accepts the foregoing assignment and transfer, and expressly assumes and agrees to be bound by the provisions of the Agreement and to perform, from and after the date of this Assignment, all of the obligations of Assignor under the terms and conditions of the Agreement.

     3. Binding Effect. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors and administrators, personal and legal representatives, successors and assigns.

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     IN WITNESS WHEREOF, this Assignment has been executed by Assignor and
Assignee as of the date first set forth above.

WITNESS:                                ASSIGNOR:

                                        NEIGHBORHOODS I, LLC


/s/                                     By: /s/ Stuart M. Ginsburg
-------------------------------------       ------------------------------------
                                        Name: Stuart M. Ginsburg
                                        Its: Vice President/General Counsel


WITNESS:                                ASSIGNEE:

                                        WOODLANDS NEIGHBORHOODS, LLC


/s/                                     By: /s/ Stuart M. Ginsburg
-------------------------------------       ------------------------------------
                                        Name: Stuart M. Ginsburg
                                        Its: Vice President/General Counsel


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